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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934

                                 DATE OF REPORT:
                                  JUNE 28, 2002
                        (Date of Earliest Event Reported)

                             INDEPENDENT BANK CORP.
             (Exact Name of Registrant as Specified in its Charter)

                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)

                                1-9047 04-2870273
          (Commission File Number) (I.R.S. Employer Identification No.)

                        288 UNION ST., ROCKLAND, MA 02370
                    (Address of Principal Executive Offices)

                                   (Zip Code)

                                 NOT APPLICABLE
                 (Former Address of Principal Executive Offices)

                                   (Zip Code)

                                 (781) 878-6100
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

Attached as an exhibit hereto, is a copy of a press release issued yesterday by Independent Bank Corp. which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:    Press Release dated June 27, 2002


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.


                             INDEPENDENT BANK CORP.


DATE:  JUNE 28, 2002                    BY: /S/ EDWARD H. SEKSAY
                                            -----------------------------------
                                            EDWARD H. SEKSAY,
                                            GENERAL COUNSEL